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                Exhibit 23.1

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                 CONSENT OF INDEPENDENT AUDITORS

          We consent to the use in this Amendment No. 1 to Regis-tration Statement No. 333-84651 on Form S-6 of our report dated August 31, 1999, appearing in this Prospectus, which is part of this Registration Statement
We consent to the reference to our Firm as experts under the heading "Independent Auditors" in the Prospectus which is a part of this Registration Statement.

                                   Deloitte & Touche LLP
                                   Deloitte & Touche LLP
August 31, 1999
New York, New York